EXHIBIT 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Merchants Automotive Group, LLC (the “Company”)
BNP Paribas Securities Corp.
(together, the “Specified Parties)

Re: Merchants Fleet Funding LLC, Series 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2025-10-09 Servicer Data Tape - Enhanced for KPMG - FINAL(Data).xlsx” provided by the Company on October 9, 2025, containing information on 42,998 leases (“Leases”) as of August 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Merchants Fleet Funding LLC, Series 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Company System Screenshots” means screenshots from the Company’s lease accounting system “OC5” provided by the Company containing information related to the net book value, lease net book value at expected term, last invoiced term, past expected term monthly depreciation, government indicator, disposition fee, make, model, and principal amount for each Selected Lease (defined below).
•	The term “Vehicle Mapping Model” means an electronic data file entitled “Vehicle Mapping Document.xlsx” provided by the Company on October 7, 2025, containing mapping information related to the vehicle segments for each Selected Lease.

•	The term “Rate Sheet” means electronic data files provided by the Company containing information related to unit number, obligor, interest rates, capitalized cost, admin fee, residual values, amortization type, billing type, disposition fee, and expected term extracted from OC5 for each Selected Lease.
•	The term “Invoice Receivables” means electronic records provided by the Company containing information related to paid and unpaid receivables for each Selected Lease.
•	The term “Supporting Information Files” means the following electronic data files provided by the Company, containing instructions and information related to the specified attributes for each Selected Lease:
–	“KPMG Source Data Request 9.22.25 FINAL (1).xlsx” provided on October 9, 2025;
–	“_EXTERNAL_ Re_ KPMG Preliminary Findings.msg” provided on October 20, 2025; and
–	Two electronic data files entitled “Merchants Response - SENT - MFF 2025-1 Exceptions 10.22.25.xls” provided on October 22, 2025.
•	The term “Source Documents” means the Company System Screenshots, Vehicle Mapping Model, Rate Sheet, Invoice Receivables, and Supporting Information Files. We make no representation regarding the validity or accuracy of these documents.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Instructions” column of Exhibit A.
•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 250 Leases from the Data File (the “Selected Leases”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File. Prior to randomly selecting the Leases, the Company instructed us to exclude the following Leases from the Data File:
•	Leases labeled as “in-process,”
•	Leases with securitization values less than or equal to zero, and
•	Leases with net book values less than or equal to zero.
B.	For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed in Exhibit A using the corresponding information included in the Source Documents, listed in the “Source Document(s)” column of Exhibit A, utilizing the Instructions listed in the “Instructions” column of Exhibit A, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement.

2

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
November 18, 2025

3

Exhibit A

#	Attribute Name (Name in Data File)	Source Documents/Instructions
1	Unit Number (UNIT_ID)	Rate Sheet
2	Obligor (OBLIGOR_NAME)	Company System Screenshot
3	Original Term (CURRENT_TERM)

If Lease Type is ‘OPEN END,’ recompute as:

•      Original Term equals Expected Term plus the rounded-up quotient of Lease NBV at Expected Term divided by Past Expected Term Monthly Depreciation, otherwise

•      Original Term equals Expected Term.

4	Contractual Term	Recompute as: Current Term less Last Invoiced Term.
5	Net Book Value (LL_NBV)

Company System Screenshots, Invoice Receivables

If Last Invoiced Term is less than or equal to Expected Term, then utilize the Company System Screenshots.

Otherwise, recompute as Lease NBV At Expected Term minus the product of (Last Invoiced Term minus Expected Term) and Past Expected Term Monthly Depreciation.

6	Capitalized Cost (LL_CAP_COST_AMT)	Rate Sheet
7	Customer Interest Rate (LEASE_RATE)	Rate Sheet
8	Float Rate Index (BASE_RATE_NAME)	Rate Sheet
9	Spread Rate (SPREAD_RATE)	If the Float Rate Index equals “Fixed,” then do not perform procedure on Spread Rate. If the Float Rate Index equals “Float,” compare to the Rate Sheet.
10	Admin Fee Amount (ADMIN_AMT)	Rate Sheet
11	Lease Type (LL_TYPE)	Rate Sheet
12	Residual Value (SV_RESIDUAL_VALUE)

If Lease Type equals ‘OPEN END,’ then deem the Residual Value to equal 0.

If Lease Type equals ‘CLOSED END,’ and Last Invoiced Term is greater than Expected Term, then deem the Residual Value to equal Net Book Value otherwise utilize the Rate Sheet.

A-1

#	Attribute Name (Name in Data File)	Source Documents/Instructions
13	Depreciation Rate (LL_DEPRECIATION_RATE)	Recompute as: Principal Amount divided by Capitalized Cost.
14	Initial Residual Value (STATED_RESIDUAL_VALUE)	If Lease Type equals ‘OPEN END,’ then 0, otherwise utilize the Rate Sheet.
15	Vehicle Segment (IND_VEHICLE_TYPE)	Vehicle Mapping Models
16	Principal Amount (PRINCIPAL_AMT)	If Last Invoiced Term is less than Expected Term, then utilize Company System Screenshot. Otherwise, deem the Principal Amount to equal Past Expected Term Monthly Depreciation.
17	Customer Amortization Type (CUSTOMER_AMORT_TYPE)	Rate Sheet
18	Customer Billing Type (BILLING_SCHEDULE)	Rate Sheet
19	Commencement Date (INCEPTION_DT)	Rate Sheet
20	Disposition Fee (SELLING_FEE)	Rate Sheet
21	Lease NBV at Expected Term (NBV_AT_EXPECTED_TERM)	Company System Screenshots
22	Sequence Number (LM_SEQUENCE_NUMBER)	Not Applicable. Unique Identifier for information purposes only.
23	Obligor ID (OBLIGOR_ID)	Rate Sheet
24	Rate Type (RATE_TYPE)	Rate Sheet
25	Base Rate (BASE_RATE)	If the Float Rate Index equals “Fixed,” then do not perform procedure on Base Rate. If the Float Rate Index equals “Float,” compare to the Rate Sheet.
26	Last Invoiced Term (LAST_INVOICED_TERM)	Company System Screenshots
27	Expected Term (EXPECTED_TERM)	Rate Sheet

A-2

#	Attribute Name (Name in Data File)	Source Documents/Instructions
28	Past Expected Term Monthly Depreciation (PAST_EXPECTED_TERM_MONTHLY_ DEP)	Company System Screenshots
29	Accumulated Depreciation (LL_AD)	Recompute as: Capitalized Cost minus Net Book Value.
30	Unpaid Open End Receivables (UNPAID_OPEN_END_LEASE_ RECEIVABLES)

If Lease Type equals ‘OPEN END,’ then search Invoice Receivables using Unit ID and Under ‘Lease Rental’ line item and sum the monthly depreciation amount and other charges, otherwise 0.

If ‘Lease Rental’ line item was not listed in the Invoice Receivables, then deem the Unpaid Open End Receivables to equal Principal Amount, utilizing Last Invoiced Term and Company System Screenshots.

31	Unpaid Closed End Receivables (UNPAID_CLOSED_END_PRINCIPAL_ RENT_RECEIVABLES)

If Lease Type equals ‘CLOSED END,’ then search Invoice Receivables using Unit ID and Under ‘Lease Rental’ line item, and sum monthly depreciation amount and other charges, otherwise 0.

If ‘Lease Rental’ line item was not listed in the Invoice Receivables, then deem Unpaid Closed End Receivables to equal Principal Amount utilizing Last Invoiced Term and Company System Screenshots.

32	Unpaid Receivable Count (UNPAID_RECEIVABLE_COUNT)	Invoice Receivables
33	Securitization Value (SV_SECURITIZATION_VALUE)	Recompute as the sum of Net Book Value, Unpaid Open End Receivables, Unpaid Closed End Receivables, and Disposition Fee
34	Government Indicator (IND_GOVERNMENT_INDICATOR)	If the SIC code provided in the Company System Screenshot begins with “91,” then “1,” else “0.”
35	Make (MAKE)	Company System Screenshots
36	Model (MODEL_DESC)	Company System Screenshots

A-3